Exhibit 77(q)(1)

Exhibits

(a)(1)   Articles of Amendment dated July 21, 2010 regarding the dissolution of Adviser Class Shares – Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 39 to Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.